NuScale Appoints Fluor’s Jim Breuer to Board of Directors PORTLAND, Ore.--(BUSINESS WIRE) -- NuScale Power Corporation (NuScale) (NYSE: SMR), the only technology provider and producer of small modular reactors (SMR) that has obtained U.S. Nuclear Regulatory Commission approval, today announced that Jim Breuer has joined the company’s Board of Directors, effective December 19, 2023. Breuer will replace Christopher Panichi, who has served on the NuScale board and the board of NuScale Power, LLC since 2020. Breuer is President of Fluor’s Energy Solutions business group and has spent more than 30 years in the engineering, procurement and construction industry with a special focus on nuclear project services. “We are pleased to welcome Jim Breuer to NuScale’s Board of Directors,” said John Hopkins, President and Chief Executive Officer of NuScale Power. “Jim’s experience in the nuclear sector and leading global operations and business development with Fluor will help us further the commercial deployment of NuScale’s certified SMR technology and speed global decarbonization. Jim joins our Board at a critical junction as we transition from a research and development organization to a customer-serving company deploying NuScale Power Modules™. I expect that Jim’s experience will help NuScale successfully complete this transition. We thank Christopher Panichi for his service on the board and wish him success on his future endeavors.” “The world is at a critical inflection point when it comes to renewable energy and I believe NuScale is uniquely positioned to help meet the growing demand,” said Breuer. “I am honored to join the board of NuScale and look forward to working with the team to continue working toward addressing the world’s decarbonization needs.” Breuer holds a Bachelor of Science degree in civil engineering from the University of Illinois at Urbana-Champaign, a Master of Science degree and an Engineer degree in construction engineering and management from Stanford University, as well as a Master of Business Administration degree from Cornell University. Prior to his current role, Breuer served as President of the downstream business line within Fluor’s Energy & Chemicals business group. About NuScale Power NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor (SMR) nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon-free energy. The company’s groundbreaking SMR technology is powered by the NuScale Power Module™, a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output.

As the first and only SMR to have its design certified by the U.S. Nuclear Regulatory Commission, NuScale is well-positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, district heating, desalination, commercial-scale hydrogen production, and other process heat applications. Founded in 2007, NuScale is headquartered in Portland, Ore. To learn more, visit NuScale Power’s website or follow us on LinkedIn, Facebook, Instagram, X and YouTube. Forward Looking Statements This release may contain forward-looking statements (including without limitation statements to the effect that the Company or its management "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to strategic and operational plans, capital deployment, future growth, new awards, backlog, earnings and the outlook for the company’s business. Actual results may differ materially as a result of a number of factors, including, among other things, the severity and duration of the COVID-19 pandemic and actions by governments, businesses and individuals in response to the pandemic, including the duration and severity of economic disruptions; the Company's failure to receive new contract awards; cost overruns, project delays or other problems arising from project execution activities, including the failure to meet cost and schedule estimates; intense competition in the industries in which we operate; failure of our partners to perform their obligations; cyber-security breaches; foreign economic and political uncertainties; client cancellations of, or scope adjustments to, existing contracts; failure to maintain safe worksites and international security risks; risks or uncertainties associated with events outside of our control, including weather conditions, pandemics, public health crises, political crises or other catastrophic events; the use of estimates and assumptions in preparing our financial statements; client delays or defaults in making payments; the failure of our suppliers, subcontractors and other third parties to adequately perform services under our contracts; uncertainties, restrictions and regulations impacting our government contracts; the inability to hire and retain qualified personnel; the potential impact of certain tax matters; possible information technology interruptions; the Company's ability to secure appropriate insurance; liabilities associated with the performance of nuclear services; foreign currency risks; the loss of one or a few clients that account for a significant portion of the Company's revenues; damage to our reputation; failure to adequately protect intellectual property rights; asset impairments; climate change and related environmental issues; increasing scrutiny with respect to sustainability practices; the availability of credit and restrictions imposed by credit facilities for our clients, suppliers, subcontractors or other partners; failure to obtain favorable results in existing or future litigation and regulatory proceedings, dispute resolution proceedings or claims, including claims for additional costs; failure by us or our employees, agents or partners to comply with laws; new or changing legal requirements, including those relating to environmental, health and safety matters;

failure to successfully implement our strategic and operational initiatives; risks related to provisions of our convertible preferred stock; and restrictions on possible transactions imposed by our charter documents and Delaware law. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, the Company’s results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission, including the general economic conditions and other risks, uncertainties and factors (a) set forth in the section entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Company’s prospectus dated and filed with the U.S. Securities and Exchange Commission (“SEC”) on July 1, 2022, which is part of the registration statement on Form S-1 declared effective by the SEC on June 30, 2022, in the section entitled “Risk Factors,” (b) set forth in the section entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Company’s annual report filed on Form 10-K filed with the SEC on March 15, 2023, and under similar headings in prior filings with the SEC, and (c) associated with companies like the Company that operate in the energy industry. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update its forward-looking statements in light of new information or future events. Media Contact Diane Hughes, Vice President, Marketing & Communications, NuScale Power dhughes@nuscalepower.com (503) 270-9329 Investor Contact Scott Kozak, Director, Investor Relations, NuScale Power skozak@nuscalepower.com (541) 452-7583